                                                  ------------------------------
                                                                    OMB APPROVAL
                                                  ------------------------------
                                                           OMB NUMBER: 3235-0056
                                                  ------------------------------
                                                       EXPIRES: OCTOBER 31, 2005
                                                  ------------------------------
                                                  ESTIMATED AVERAGE BURDEN HOURS
                                                               PER RESPONSE: 3.0
                                                  ------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Western Reserve Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               Ohio                                    31-1566623
--------------------------------------------------------------------------------
(State of Incorporation or Organization)     (IRS Employer Identification No.)

4015 Medina Road, Suite 100, Medina, Ohio                 44256
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)              (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-43361 (if applicable).

         Securities to be registered pursuant to Section 12(b) of this Act:

            Title of each Class            Name Of Each Exchange On Which
            To Be So Registered            Each Class Is To Be Registered
            -------------------            ------------------------------
---------------------------------          ------------------------------
---------------------------------          ------------------------------


         Securities to be registered pursuant to Section 12(g) of the Act:

                 Common Stock, no par value, $1.00 stated value
--------------------------------------------------------------------------------
                                (Title of Class)

                             INFORMATION REQUIRED IN
                             REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Common Shares of the Company contained in the Company's registration statement on Form SB-2, as originally filed with the Securities and Exchange Commission on December 29, 1997 and amended on February 12, 1998, is incorporated by reference as if fully restated herein.

ITEM 2. EXHIBITS.

List below all exhibits filed as a part of the registration statement:

The following exhibits are filed with or incorporated by reference into this Registration Statement on Form 8-A:

         Number   Exhibit

         3.1 Amended and Restated Articles of Incorporation of Western Reserve Bancorp, Inc.

         3.2      Code of Regulations of Western Reserve Bancorp, Inc.


                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Western Reserve Bancorp, Inc.
                                        ---------------------------------
                                                  (Registrant)


Date:   April 28, 2005                  By  /s/ Edward J. McKeon
       -----------------------              -----------------------------------
                                            Edward J. McKeon, President and CEO

                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
--------          ------------

  3.1             Amended and Restated Articles of Incorporation of Western
                  Reserve Bancorp, Inc.(1)

  3.2             Code of Regulations of Western Reserve Bancorp, Inc.(1)

----------
  (1) Incorporated by reference - Exhibits 3.a and 3.b to Registrant's registration statement on Form SB-2, filed with the Commission on December 29, 1997.